Exhibit 99.1

Kaival Brands April 14, 2021

Forward - Looking Statements 2 This press release includes statements that constitute "forward - looking statements" within the meaning of federal securities law s, which are statements other than historical facts that frequently use words such as "anticipate," "believe," "continue," "could," "estimate," "expect," " for ecast," "intend," "may," "plan," "position," "should," "strategy," "target," "will," and similar words. All forward - looking statements speak only as of the date of this press release. Although we believe that the plans, intentions, and expectations reflected in or suggested by the forward - looking statements are reasonable, there is no assurance that these plans, intentions, or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecasted in such statements. Our business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect results, and are often beyond our control. Factors that could cause or contribute to such differences include, but are not limited to, the app rov al of our application for listing on the Nasdaq Capital Market; the duration and scope of the COVID - 19 pandemic and impact on the demand for the products we distribu te; the actions governments, businesses, and individuals take in response to the pandemic, including mandatory business closures and restrict ion s on onsite commercial interactions; the impact of the pandemic and actions taken in response to the pandemic on global and regional economies and e con omic activity; the pace of recovery when the COVID - 19 pandemic subsides; general economic uncertainty in key global markets and a worsening of global econo mic conditions or low levels of economic growth; the effects of steps that we could take to reduce operating costs; our inability to generate and s ust ain profitable sales growth; circumstances or developments that may make us unable to implement or realize anticipated benefits, or that may increase the cos ts, of our current and planned business initiatives; changes in government regulation or laws that affect our business; and those factors detailed b y u s in our public filings with the Securities and Exchange Commission. All forward - looking statements included in this press release are expressly qualified in the ir entirety by such cautionary statements. Except as required under the federal securities laws and the Securities and Exchange Commission's rules and regul ati ons, we do not have any intention or obligation to update any forward - looking statements publicly, whether as a result of new information, future events , or otherwise.

Leadership Team 3 • Niraj started his career as a grocery store clerk and worked to own a myriad of international patents / trademarks, along with many profitable businesses including hotels, liquor / tobacco stores, manufacturing facilities, laboratories, etc. • Prior to Kaival Brands, Eric was Director of Information Technology at a leading ITAR fiber optics manufacturing facility. • Eric also launched ChillCorp LTD, a finance and consulting firm designed to service various OTC corporations Niraj Patel Eric Mosser Chief Operating Officer, Director Founder, Chief Executive Officer, Chief Financial Officer, Director

4 Kaival at a Glance Vision We seek to incubate and grow innovative products into mature and dominant brands in their respective markets Mission We are committed to setting the highest standards for premium, sustainable nicotine vaping products for adult consumers Brands Kaival Brands is the exclusive global distributor of all products manufactured by Bidi Vapor

Board Members 5 • Paul serves as a Director at Abierto Networks LLC, a digital media and engagement technology company • Has founded two successful business, the 7 - Eleven franchise group and Kreative collaborations LLC, where he also serves as Chairman and Founder Paul Reuter Director Carolyn Hanigan Roger Brooks Director Director • Prior to Kaival, Carolyn served as President at Reynolds American Innovation Company, an operating company of Reynolds American, Inc. • Previously served as the VP of Consumer Marketing at Swander Pace Capital and CMO at The Nutro Company, an operating company of Mars Petcare, Inc. • Roger co - founded Abierto Networks, a digital media and engagement technology company, and currently serves as its Chairman and Treasurer • Previously served as President, CEO and a Director at Intelligent Controls Inc. and Dynisco Inc.

Founder & CEO, Niraj Patel • Niraj Patel, is the founder of Bidi Vapor and the Chief Executive Officer, Chief Financial Officer, and a director of Kaival Bra nds. Niraj is a third - generation tobacco farmer. • Niraj’s grandfather Chhaganbhai Patel started the family business and accumulated a substantial amount of tobacco farmland. Niraj’s father, Karneshbhai grew the company into an extensive tobacco operation and distribution company in India. • Growing up in the industry, Niraj decided at a young age that he wanted to create a tobacco - free, science - based nicotine alterna tive to traditional tobacco products. • Niraj is responsible for overseeing product development manufacturing, and overall direction of Bidi Vapor, as well as overse ein g the strategic direction, distribution, and overall growth of Kaival Brands. Prior to founding Kaival Brands, Niraj started his career as a grocery sto re clerk, later becoming a prolific inventor, owning many international patents and trademarks, along with many profitable business interests including hotels, smoke shops , l iquor stores, real estate, manufacturing facilities and laboratories. • Niraj attended AISSMS College of Pharmacy in Pune, India, and received a Bachelor of Science Degree in Pharmacy in 2004. Upon mo ving to the United States in 2005, Niraj received a Master’s in Chemistry from Florida Institute of Technology and holds a Six Sigma Black Belt Certificat ion . Niraj is also the founder and chair of a local non - profit built to serve business organizations. 6

7 Kaival Brands + Bidi Vapor: A Committed Partnership and Highly Complementary Platforms Robust distribution network Leading brand development Marketing experience Assumes no inventory risk Premium formulation Cutting - edge, patented technology Premier IP portfolio Finances product purchases

Kaival Brands: Positioned to Lead the U.S. Vapor Market Exclusive global distributor of all Bidi Vapor products 1. Source: Industrial Securities Research Institute Report. 2. Source: Nielsen data. Based on absolute - dollar retail sales of disposable Electronic Nicotine Delivery Systems (ENDs) products f or the 4 - week period ended March 27, 2021. Massive, high - growth opportunity in expected $112B+ global e - cigarette market by 2024 1 35%+ market share in disposable ENDS with significant white space 2 $400 - 450 million of revenue forecasted in 2021 Led by management team with proven expertise rooted in science, technology and Consumer Packaged Goods (CPG) Robust wholesale - distribution network: 54,000+ stores nationwide 8

Kaival Brands Is the Exclusive Distributor of All Bidi Vapor Products 9 1. Source: Nielsen data. Based on absolute - dollar retail sales of disposable Electronic Nicotine Delivery Systems (ENDs) products f or the 4 - week period ended March 27, 2021. 2. Source: PR Newswire, Kaival Brands Press Release March 1, 2021 Market - leading products… …delivering compelling results 300,000+ users 35%+ disposable ENDs market share 1 54,000+ retail doors 2 2 nd largest disposable ENDS product 1

Bidi Vapor’s Core Values 10 Compliance Quality Integrity Communication ISO 9001, FDA QSR 80 & cGMP certified Comprehensive traceability Medical - grade components UL 8139, CE, FCC, ROHS certified recyclable batteries Anti - counterfeit technology Youth access prevention program Anti - catfish campaign Bidi TM Cares recycling program Responsible marketing targets adult smokers age 21 - and older only Provides high level of quality throughout the product life cycle Delivers a unique, premium vaping experience Seeks to prevent underage access and use of Bidi Vapor products Focus on adult consumer experience and environmental sustainability Bidi Vapor is a leader the vaping industry in working towards a future of responsible innovation Robust age verification

3.3 3.8 4.8 13.5 4.9 5.4 5.5 13.4 2016 2017 2018 2025E $2.4 $3.7 $5.9 $7.0 $25.1 2016 2017 2018 2019 2025E A High - Growth Opportunity 11 Sources: NSDUH, U.S. Census, Cowen Consumer Survey, Company Reports and Cowen and Company. U.S. E - CIGARETTE RETAIL SALES USD in billions U.S. ADULT VAPERS AGE 21+ Users in millions CAGR: 29.1% CAGR: 21.0% U.S. Cigarette TAM projected to remain nearly level from 2019 to 2025E at ~$76B 21+ E - Cigarette Only Users 21+ Dual E - Cigarette & Cigarette Users

Sizable Growth Opportunities in International Markets 12 estimated global TAM today 1 $36.7B estimated global 2024E TAM 1 $111.5B $25.1B estimated 2025E TAM 2 $7.0B estimated TAM today 2 U.S. $3.9B estimated 2023E TAM 3 $2.5B estimated TAM today 3 UK Bidi Vapor products are expected to reach international markets in 2021, beginning with the UK Authorized markets 1. Source: Industrial Securities Research Institute. 2. Sources: NSDUH, U.S. Census, Cowen Consumer Survey, Company Reports and Cowen and Company. 3. Source: Statista.

Bidi® Stick Is Changing the Vaping Game…

Kaival Brands


bidi
STICK

- **Simple, functional design** without any buttons or settings configurations
- **Pressure control sensor** delivers an accurate delivery of nicotine in every draw
- **Medical-rate absorption pad** provides excellent absorption and heat resistance
- **Sensitivity control system** ensures the user gets a consistent 6% nicotine in each draw
- **Anti-counterfeit technology** on every packaging
- **Tamper-resistant pre-filled closed system**
- **6% Class A nicotine** provides a smooth throat-hit
- **No leakage** due to a patented mouthpiece feature
- **High-quality components** are recyclable for a sustainable vaping experience
- **280 mAh UL-certified battery** is recyclable and ensures continuous satisfaction until the e-liquid is deployed

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...With a Differentiated Approach to Market Leadership


Durable eco-friendly battery
Wide flavor variety
Anti-counterfeit packaging and delivery system
Satisfying nicotine level compared to traditional cigarettes
Recyclable
Heats vape liquid only once preserving quality and flavor
bidi® STICK
VS.
JUUL
Rechargeable battery that lasts ~200 puffs per use
2 flavor variety
Open-ended pod system that is easily corrupted
Pending legal action from the U.S. government due to youth usage
2 nicotine strength levels
Heats entire nicotine pod with each use

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Bidi Vapor's Innovative Product Development Is Capitalizing on the Expansive Nicotine Market

Kaival Brands

Bidi® Pouch is an oral synthetic nicotine delivery product similar to other nicotine products, but without the traditional nicotine impurities bidi Arctic
Mint | Menthol
WARNING:
bidi Solar
bidi Regal
Regal
Dragon Fruit | Strawberry

Portable, lightweight and easy-to-use

High-quality raw materials deliver a premium experience

- ✓ Non-tobacco-derived nicotine salt
- ✓ Natural flavorings
- ✓ Natural fibers

Smokeless and odorless

No inhalation / exhalation

Satisfying nicotine solution

NICOTINE ORAL POUCH MARKET [1]

TODAY: $620M

2026E: $13B

1. Source: Market Watch Tobacco Industry Report.

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About the Bidi® Pouch 16 The Bidi® Pouch is a nicotine delivery product presented in a small package that you can simply pop in between your upper lip and gum. 4 5 1 2 3 The Bidi® Pouch utilizes Kaival Labs’ patent - pending unique formulation for 100% tobacco - free nicotine that does not contain many of the harmful compounds found in tobacco - derived nicotine. Each Bidi® Pouch contains 0.4 mg content. The Bidi® Pouch has a nicotine concentration of 8 mg or 2% (weight/weight)/mg. The Bidi® Pouch is engineered to ensure a premium experience developed specifically for adult consumers. The Bidi® Pouch is THE ONLY pouch product NOT derived , created or developed utilizing the Swedish Match patented formulation

Bidi Vapor Is Positioned Well in the Vaping Space 17 Blu 2 Juul 3 Logic 4 Njoy 5 Vuse 6 No. of Flavors 11 4 2 14 2 17 Anti - Counterfeit Technology Pharmaceutical Grade Device Recyclable / Sustainable Retail Footprint in the U.S. 54,000+ N/A 100,000+ N/A 90,000+ N/A Online Sales ( GoPuff ) (Electronic Tobacconist and Website) (Website) (Electronic Tobacconist and Website) (Website) E - Cigarette Market Share 7 3.7% 3.4% 51.7% 1.2% 4.7% 24.9% Nicotine Content 6% 2.4% 3 – 5% 0.06 - 1.8% 2.4 – 6% 1.1 – 5% System Format Closed Open & Closed Open Open & Closed Closed Open & Closed Tamper - resistant Packaging ENDS Market Share 7 35.1% 13.1% N/A N/A 6.6% N/A 1. Sources: Bidi website, Company management, Company filings and Nielsen. 2. Sources: Blu website, Electronic Tobacconist, and Nielsen. 3. Sources: Juul website, Wall Street Journal and Nielsen. 4. Sources: Logic website and Nielsen. 1 5. Sources: NJOY website, BusinessWire , Electronic Tobacconist, and Nielsen. 6. Sources: Vuse website and Nielsen. 7. Sources: Nielsen market share data LTM as of 3/27/21.

51.7% 24.9% 4.7% 3.7% 3.4% 1.2% JUUL VUSE NJOY blu Logic 27.1% 23.7% 9.7% 4.4% 2.5% 0.1% Puff Bar blu NJOY JAK Logic U.S. E - Cigarette Market Share 18 TOTAL E - CIGARETTE MARKET SHARE Based on dollar sales for the 52 - weeks ended 3/27/2021 Source: Nielsen market share data for the twelve months ended 3/27/2021. DISPOSABLE E - CIGARETTE MARKET SHARE Based on absolute dollar sales for the 52 - weeks ended 3/27/2021 Bidi TM is a top brand in Nielsen tracked channels, which give the best indications for traction in brick - and - mortar locations JUUL Vuse Njoy Blu Logic Blu Njoy Logic Jak Puff Bar

$0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 3/23/19 7/23/19 11/23/19 3/23/20 7/23/20 11/23/20 3/23/21 blu NJOY JAK Bidi Stick Other PUFF BAR U.S. Disposable E - Cigarette Market Share 19 TOP PLAYERS IN THE U.S. DISPOSABLE E - CIGARETTE MARKET 2 Based on dollar sales for the 52 - weeks ended 3/27/2021 Source: Nielsen market share data for the 52 - weeks ended 3/27/2021. DISPOSABLE E - CIGARETTE MARKET SHARE Based on absolute dollar sales for the 4 - weeks ended at each date interval Bidi Vapor is a leading brand in the U.S. disposable e - cigarette market 23.7% Disposable E - Cigarette Market Share 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 11/27/20 12/27/20 1/27/21 2/27/21 3/27/21 PUFF BAR Bidi Stick BLU NJOY 35.1% 26.9% 13.1% 6.6% Puff Bar Blu Njoy 3/27/21

Growing National Footprint 20 Bidi TM offers a compelling value proposition to retailers… …leading to massive growth in store presence $11.99 - $15.99 SPR per unit $7.50 price per unit 40% - 53% gross profit margin compared to ~30% for big tobacco 10,000 + 1 54,000+ 1 2020 Today 5.4x Brick and Mortar DISTRIBUTION PARTNERS RETAIL PARTNERS Online GPM Investments H.T. Hackney Circle K Go Puff 7 - Eleven Fas Mart Sprint Mart Avail Vapor Chambers & Owen Imperial Smoker Friendly C - Store Master 1. Source: PR Newswire, Kaival Brands Press Release March 1, 2021

FDA Action: Positive Steps Towards a Stronger Industry

Kaival Brands

The FDA required companies selling ENDs products to file premarket tobacco applications ("PMTAs") by September 9, 2020

- **Pre-Submission:** Voluntary formal meeting between the FDA and the applicant ✓
- **Acceptance:** FDA reviews that the product falls under the Center for Tobacco Products jurisdiction ✓
- **Filing:** FDA reviews that the product falls under Center for Tobacco Products jurisdiction and confirms requirements of an application are met ✓
- **Substantive** Review: FDA evaluation of the scientific information and data in the application
- **Action:** If an application demonstrates a product is appropriate for the protection of the public health, FDA will issue a marketing order
- **Post-Market Reporting:** Require the applicants to establish and keep records for the FDA to maintain the marketing order

Bidi Vapor is among the main players at this stage, this far along in the process

U.S. Congress passed the Preventing Online Sales of E-Cigarettes to Children Act, extending the Prevent All Cigarette Trafficking (PACT) Act to vaping products (effective March 2021) and prohibiting the U.S. Postal Service delivery of vaping products to consumers (effective April 2021).

Kaival Brands & Bidi Vapor both support the vape mail ban

- Combats youth access and black-market products
- Drives online customers to brick and mortar locations

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Growth Opportunities to Leverage White Space in the E - Cigarette Market 22 Expanded Retail Distribution within the U.S. Market Advanced Infrastructural Additions Distribution Centers In - House Manufacturing Logistical Efficiencies International Market Expansion Cutting Edge Product Innovation CBD Smoking/Cigarette Alternatives

Kaival Brands Focused on Industry Leadership 23 Best - in - Class User Experience for Adult Smokers Seeking Alternatives to Traditional Cigarettes Culture of Product Innovation High - End Product Manufacturing and State - of - the - Art Research & Development Facilities Significant Traction in Key Distribution Channels with Rigorous Compliance Policies Massive Growth Opportunity in Disrupting Traditional Tobacco 4 5 1 2 3

Kaival Shares Ready for the Major League! • Due to the success of the last six months (distribution, internal infrastructure, revenue growth, internal expansion and sophisticated processes), Kaival is now ready for prime time. Kaival has filed to uplist the shares from the OTC to the NASDAQ. • A NASDAQ listing significantly broadens the potential investor base. Most institutional investors (mutual funds, hedge funds, family offices, pension funds and sovereign funds) are prohibited from investing in OTC companies. A NASDAQ listing may provide benefits including: – A larger pool of investors – Institutional awareness through sell - side advocates (potential research coverage) – Larger exposure: presentations at conferences, advocate discussions on television, institutional sales forces – More efficient and orderly trading markets – Access to growth capital to fuel international growth – Better liquidity parameters 24

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